SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

|_|   Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
[_]   Definitive Additional Materials
[_]   Soliciting Material under ss. 240.14a-12

                                GTC Telecom Corp.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required
[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

      1)    Title of each class of securities to which transaction applies:
      2)    Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      4)    Proposed maximum aggregate value of transaction:
      5)    Total fee paid:

[_]   Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
      2)    Form, Schedule or Registration Statement No.:
      3)    Filing Party:
      4)    Date Filed:

                                GTC TELECOM CORP.
                           3151 Airway Ave., Suite P-3
                          Costa Mesa, California 92626

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 22, 2006

TO OUR STOCKHOLDERS:

You are cordially invited to attend the 2006 Annual Meeting of Stockholders of GTC Telecom Corp., to be held at the Costa Mesa Hilton, 3050 Bristol Street, Costa Mesa, California 92626 on March 22, 2006, at 9:30 a.m. PST, to consider and act upon the following proposals, as described in the accompanying Proxy
Statement:

      1. To elect three (3) directors to serve until the next Annual Meeting of Stockholders and thereafter until their successors are elected and qualified;

      2. To amend our Articles of Incorporation to change the name of the company to GTC Wireless, Inc.;

      3. To authorize our Board of Directors to amend our Articles of Incorporation to effectuate a reverse split of our common stock in an amount to be determined by our Board of Directors between 1-for-2 and 1-for-10;

      4. To ratify the appointment of Squar, Milner, Reehl & Williamson LLP as our independent auditors for the fiscal year ending June 30, 2006; and

      5. To transact such other business, including consideration of shareholder proposals, as may properly come before the meeting or any adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has fixed the close of business on January 31, 2006, as the record date for Stockholders entitled to notice of and to vote at this meeting and any adjournments thereof.

                                              By Order of the Board of Directors

                                              /s/ Eric A. Clemons

                                              Eric A. Clemons, Secretary

February 14, 2006
Costa Mesa, California

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. ALTERNATIVELY, YOU MAY VOTE BY INTERNET AT WWW.TRANSFERONLINE.COM. YOUR PROXY WILL NOT BE USED IF YOU ARE PRESENT AT THE ANNUAL MEETING AND DESIRE TO VOTE YOUR SHARES PERSONALLY AT THAT TIME.

                                GTC TELECOM CORP.
                           3151 Airway Ave., Suite P-3
                          Costa Mesa, California 92626
                          -----------------------------
                                 PROXY STATEMENT
                          -----------------------------
                               GENERAL INFORMATION

Solicitation, Voting and Revocability of Proxies

The enclosed Proxy is solicited by the Board of Directors of GTC Telecom Corp. (the "Company" or "GTC") for use in connection with the Annual Meeting of Stockholders to be held at the Costa Mesa Hilton, 3050 Bristol Street, Costa Mesa, California 92626, on March 22, 2006, at 9:30 a.m. PST, and at any and all adjournments thereof for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying Proxy are first being mailed to stockholders on or about
February 21, 2006.

The persons named as proxies were designated by the Board of Directors (the "Board") and are officers or directors of the Company. Any Proxy may be revoked or superseded by executing a later Proxy or by giving notice of revocation in writing prior to, or at, the Annual Meeting, or by attending the Annual Meeting and voting in person. Attendance at the meeting will not in and of itself constitute revocation of the Proxy. All Proxies that are properly completed, signed and returned to us prior to the meeting, and not revoked, will be voted in accordance with the instructions given in the Proxy. If a choice is not specified in the Proxy, the Proxy will be voted:

      1.    FOR election of the director nominees listed below (Proposal 1);

      2. FOR the amendment of our Articles of Incorporation of GTC Telecom Corp. to change the Company's name from GTC Telecom Corp. to GTC Wireless, Inc. (Proposal 2);

      3. FOR the authorization of our Board of Directors to amend our Articles of Incorporation to effectuate a reverse split of our common stock in an amount to be determined by our Board of Directors between 1-for-2 and 1-for-10 (Proposal 3);

      4. FOR the ratification of the appointment of Squar, Milner, Reehl & Williamson LLP as our independent auditor for the fiscal year ending June 30, 2006 (Proposal 4).

Our officers or their designees will tabulate votes cast at the Annual Meeting. A majority of shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present, and each is tabulated separately. "Broker non-votes" are shares of voting stock held in record name by brokers and nominees concerning which (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the record holder has indicated on the proxy or has executed a proxy and otherwise notified us that it does not have authority to vote such shares on that matter. Although abstentions and broker non-votes are not counted either "FOR" or "AGAINST" any proposals, if the number of abstentions or broker non-votes results in the votes "FOR" a proposal not equaling at least a majority of the quorum required for the proposal, the proposal will not be approved. This will be the case even though the number of votes "FOR" the proposal exceeds the number of votes "AGAINST" the proposal.

Section 2115 of the California General Corporation Law provides that corporations such as GTC Telecom Corp. that are incorporated in jurisdictions other than California and that meet various tests are subject to several provisions of the California General Corporation Law, to the exclusion of the law of the jurisdiction in which the corporation is incorporated. As of June 30, 2005, we met the tests contained in Section 2115. Consequently, as of that date we were subject to, among other provisions of the California General Corporation Law, Section 708 which governs cumulative voting.

Each share of common stock entitles the holder of record to one vote on any matter coming before the 2006 Annual Meeting. In voting for directors, however, shares may be voted cumulatively for persons whose names have been placed in nomination prior to the voting for the election of directors, but only if a stockholder present at the 2006 Annual Meeting gives notice at the 2006 Annual Meeting, prior to the voting for the election of directors, of his or her intention to vote cumulatively. Notice of intention to vote cumulatively may not be given by simply marking and returning a proxy.

If any stockholder gives proper notice of his or her intention to vote cumulatively, then each stockholder eligible to vote will be entitled to cumulate his or her votes and to give any one or more of the nominees whose names have been placed in nomination prior to the voting a number of votes equal to the total number of directors to be elected multiplied by the number of shares that the stockholder is entitled to vote. In addition, the person or persons holding the proxies solicited by our Board of Directors will exercise their cumulative voting rights, at their discretion, to vote the shares they hold in such a way as to ensure the election of as many of the nominees of the Board of Directors as they deem possible. This discretion and authority of the proxy holders may be withheld by checking the box on the proxy card marked "withhold authority to vote for all nominees." However, such an instruction will also deny the proxy holders the authority to vote for any or all of the nominees of the Board of Directors, even if cumulative voting is not called for at the 2006 Annual Meeting.

A stockholder may choose to withhold from the proxy holder the authority to vote for any of the individual candidates nominated by our Board of Directors by marking the appropriate box on the proxy card and striking out the names of the disfavored candidates as they appear on the proxy card. In that event, the proxy holder will not cast any of the stockholder's votes for candidates whose names


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

have been crossed out, whether or not cumulative voting is called for at the 2006 Annual Meeting. However, the proxy holder will retain the authority to vote for the candidates nominated by the Board of Directors whose names have not been struck out and for any candidates who may be properly nominated at the 2006 Annual Meeting. If a stockholder wishes to specify the manner in which his or her votes are allocated in the event of cumulative voting, he or she must appear and vote in person at the 2006 Annual Meeting. Ballots will be available at the 2006 Annual Meeting for stockholders who desire to vote in person.

In any election of directors, the candidates receiving the highest number of affirmative votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, are elected. Votes against a candidate and votes withheld have no legal effect.

If any other matters are properly presented at the Annual Meeting for action, the persons named in the enclosed form of proxy will have discretion to vote on such matters in accordance with their best judgment. We do not know of any matters other than those set forth above that will be presented at the Annual Meeting.

Dissenter's Rights

Under the Nevada Revised Statutes, our stockholders are not entitled to dissenters' rights with respect to any matter to be acted upon, and the Company will not independently provide stockholders with any such right.

Outstanding Shares and Voting Rights

The only class of our equity securities currently outstanding is our common stock. Stockholders of record at the close of business on January 31, 2006 are entitled to one vote for each share of common stock held by them. As of the Record Date, there were 29,834,446 shares of Common Stock outstanding. A majority of our common stock present or represented and entitled to vote at the meeting is required to approve each proposal (other then the for the election of directors) presented at the meeting.

Proxies

The entire cost of the solicitation of Proxies will be borne by us. It is contemplated that this solicitation will be primarily by mail. In addition, some of our officers, directors and employees may solicit Proxies personally or by telephone or fax. Officers and employees soliciting proxies will not receive any additional compensation for their services. We will reimburse brokers and other nominees for their reasonable out-of-pocket expenses incurred in forwarding solicitation material to beneficial owners of shares held of record by such brokers or nominees.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

Directors are elected by the stockholders at each annual meeting to hold office until their respective successors are elected and qualified. Pursuant to our Bylaws, the Board of Directors consists of not less than one (1) nor more than five (5) directors, and the number is presently fixed at three (3) members.


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

Although our management expects that each of the following nominees will be available to serve as a director, in the event that any of them should become unavailable prior to the Annual Meeting, management's proxies will be voted for a nominee or nominees designated by management or will be voted for a lesser number of directors. If there are other nominees, management's proxies will be voted so as to elect the greatest number of the following nominees. Management has no reason to believe that any of our nominees, if elected, will be unavailable to serve.

The nominees for election to the Board of Directors as selected by our Board of Directors are set forth below:

      S. Paul Sandhu
      Eric Clemons
      Gerald A. DeCiccio

The biographies of nominees, including certain additional information, are set forth below:

S. Paul Sandhu, 44, has been a director of the Company since August 28, 1998. Mr. Sandhu is currently the Company's Chief Executive Officer and the Chairman of the Company's Board of Directors. Mr. Sandhu has been with GTC since its inception. Mr. Sandhu has over fourteen (14) years experience with start-up and emerging growth companies. Mr. Sandhu was Co-Founder, President and Co-Owner of Maximum Security, a security and surveillance company he started in 1992. While at Maximum, Mr. Sandhu actively managed a staff of over 200 employees. In 1997 Mr. Sandhu sold the business to his partner. Mr. Sandhu graduated from the University of Punjab in India with a degree in Engineering.

Eric Clemons, 34, has been a director of the Company since August 28, 1998 and is currently the Company's President and a director of the Company. Mr. Clemons has been with GTC since its inception. Mr. Clemons has over twelve (12) years experience with sales and marketing organizations. Mr. Clemons most recent position prior to joining the Company was as Vice President of Marketing for Intelligent Electronic Communications managing a staff of 50 employees.

Gerald A. DeCiccio, 48, has been a director of the Company since November 3, 2000. Mr. DeCiccio first joined the Company in January 1999 as Chief Financial Officer. Mr. DeCiccio has over twenty (20) years experience in the financial and accounting field. Prior to joining GTC, Mr. DeCiccio was the Vice President of Finance and Administration for National Telephone & Communications, Inc., a $150 million inter-exchange carrier and provider of communications products and services. While at NT&C, Mr. DeCiccio managed NT&C's finance, accounting, human resources and legal departments. Between 1995 and 1997, Mr. DeCiccio was the Corporate Controller for Newport Corporation, a $140 million multi-national manufacturer / distributor of laser and optics products. Prior to that, Mr. DeCiccio was the Director of Audit and Quality Systems for Sunrise Medical, Inc., a $750 million multi-national manufacturer / distributor of health care products. From 1980 to 1984, Mr. DeCiccio was a Supervising Senior Accountant for Ernst and Young. Mr. DeCiccio received his Bachelor of Science in Accounting from Loma Linda University, and his Masters of Science in Finance and Systems Technology from the University of Southern California. Mr. DeCiccio is a Certified Public Accountant in the State of California.


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

None of the nominees listed currently serve on the boards of any other public corporation or entity.

Vote Required For Election of Directors

Directors are elected by a plurality vote of shares present in person or represented by proxy at the meeting. This means that the director nominee with the most votes for a particular slot on the board is elected for that slot. In an uncontested election for directors, the plurality requirement is not a factor.

Recommendation of the Board

The Board of Directors recommends a vote "FOR" the election of all nominees named above.

                                  PROPOSAL TWO
                     AMENDMENT TO ARTICLES OF INCORPORATION
                    TO CHANGE OUR NAME TO GTC WIRELESS, INC.

On January 27, 2005, the Board of Directors approved, subject to stockholder approval, an Amendment to our Articles of Incorporation to change our name from GTC Telecom Corp. to GTC Wireless, Inc. We propose to amend Article I of our Articles of Incorporation to read as follows:

                                  ------------

                                    ARTICLE I

             The Name of the Corporation shall be GTC Wireless, Inc.

                                  ------------

Management and the Board believes that the future of the telecommunications industry and that of the Company's lies in the wireless sector. As a result, we have been focusing our efforts on becoming a Mobile Virtual Network Provider ("MVNO"). MVNO's are non-facilities based wireless providers. We have launched our wireless services and intend to initially market it to our existing long-distance customer base. Subsequently, we will market it on a nationwide basis utilizing our Perfexa subsidiary's telemarketing facilities. To better reflect our new direction, the Board believes it in our best interests to change our name from GTC Telecom Corp. to GTC Wireless, Inc. The Board believes that our new name will better reflect the future of the Company.

Vote Required for the Amendment of the Articles Proposal

Approval of the Amendment of the Articles Proposal will require the affirmative vote of a majority of the shares of our common stock present or represented and entitled to vote at the meeting. Votes that are cast against the proposal will be counted for purposes of determining (a) the presence or absence of a quorum and (b) the total number of negative votes cast with respect to the proposal. Abstentions and shares held by brokers that are present but not voted, because the brokers were prohibited from exercising discretionary authority ("broker non-votes"), will be counted as present for purposes of determining the presence or absence of a quorum.


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

Recommendation of the Board

The Board of Directors recommends a vote "FOR" the proposed amendment to the Company's Articles of Incorporation be approved.

                                 PROPOSAL THREE
                         PROPOSAL TO AUTHORIZE OUR BOARD
                           OF DIRECTORS TO EFFECTUATE
                              A REVERSE STOCK SPLIT
                        IN AN AMOUNT TO BE DETERMINED BY
               THE BOARD OF DIRECTORS BETWEEN 1-FOR-2 AND 1-FOR-10

General

As of December 31, 2005, 29,684,446 shares of our common stock were outstanding and the per share closing price of our common stock on that date was $0.11. In order to reduce the number of shares of common stock outstanding, the Board of Directors has unanimously adopted a resolution seeking stockholder approval to grant the Board of Directors authority to amend and restate our Articles of Incorporation to effect a reverse stock split of our common stock in an amount to be determined by the Board of Directors, but between a 1-for-2 and a 1-for-10 reverse split. Approval of this reverse stock split proposal would give the Board of Directors authority to implement the reverse stock split at any time it determined prior to September 30, 2006. In addition, approval of this reverse stock split proposal would also give the Board of Directors authority to decline to implement a reverse stock split prior to such date or at all.

If our stockholders approve the reverse stock split proposal and the Board of Directors decides to implement the reverse stock split, we will file the Amended Articles of Incorporation ("Amended Articles") with the Secretary of State of the State of Nevada through which a to-be-determined number of shares of common stock issued and outstanding will be converted into one fully paid and nonassessable share of common stock, with any fractional shares that result from such reverse stock split to be rounded up to the nearest whole share of common stock. The reverse stock split, if implemented, would not change the number of authorized shares of common stock or preferred stock or the par value of our common stock or preferred stock. Except for any changes as a result of the treatment of fractional shares, each stockholder will hold the same percentage of common stock outstanding after the reverse stock split as such stockholder did immediately prior to the split.

Purpose

Over the past few years, the market price of our common stock has declined. In order to reduce the number of shares of our common stock outstanding and thereby attempt to proportionally raise the per share price of our common stock, the Board of Directors determined that a reverse stock split was desirable in order to: (i) encourage greater investor interest in our common stock by making the stock price more attractive to the many investors, particularly institutional investors, who refrain from investing in lower priced stocks; and (ii) reduce trading fees and commissions incurred by stockholders, since these costs are based to a significant extent on the number of shares traded.


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

The Board of Directors believes that the reverse stock split may help encourage greater interest in our common stock. The Board of Directors believes that the current market price of our common stock may impair its acceptability to institutional investors, professional investors and other members of the investing public. Many institutional and other investors look upon stock trading at low prices as unduly speculative in nature and, as a matter of policy, avoid investing in such stocks. Various brokerage house policies and practices also tend to discourage individual brokers from dealing in low-priced stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide research coverage of lower priced stocks. If effected, the reverse stock split would reduce the number of outstanding shares of our common stock and increase the trading price of our common stock. The Board of Directors believes that raising the trading price of our common stock will increase the attractiveness of our common stock to the investment community and possibly promote greater liquidity for our existing stockholders.

Because broker commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current share price of our common stock, in the absence of the reverse stock split, may continue to result in individual stockholders paying transaction costs (commissions, markups or markdowns) which are a higher percentage of their total share value than would be the case if the share price was substantially higher. For this reason, individual and institutional investors may be unwilling to purchase our common stock at its current market price.

If the stockholders approve the reverse stock split proposal, the reverse stock split will be effected, if at all, only upon a determination by the Board of Directors that the reverse stock split is in the best interests of the Company at that time. This determination will be made by the Board of Directors to create the greatest marketability of our common stock based on prevailing market conditions at that time. No further action on the part of stockholders will be required to either implement or abandon the reverse stock split. If the Board of Directors does not implement a reverse stock split prior to September 30, 2006, the authority granted in this proposal to implement a reverse stock split on these terms will terminate. The Board of Directors reserves its right to elect not to proceed with the reverse stock split if it determines, in its sole discretion, that the split is no longer in the best interests of the Company or our stockholders.

Risks Associated With the Reverse Stock Split

There can be no assurance that the total market capitalization of our common stock after the proposed reverse stock split will be equal to or greater than the total market capitalization before the proposed reverse stock split or that the per share market price of our common stock following the reverse stock split will either exceed or remain higher than the current per share market price. There can be no assurance that the market price per new share of our common stock (the "New Shares") after the reverse stock split will rise or remain constant in proportion to the reduction in the number of old shares of our common stock (the "Old Shares") outstanding before the reverse stock split. For example, based on the closing market price of our common stock on December 31, 2005 of $0.11 per share, if the Board of Directors decided to implement a 1-for-10 reverse stock split, there can be no assurance that the post-split market price of our common stock would be $1.10 per share or greater. Accordingly, the total market capitalization of our common stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split and, in the future, the market price of our common stock following the reverse stock split may not exceed or remain higher than the market price prior to the proposed reverse stock split. In many cases, the total market capitalization of a company following a reverse stock split is lower than the total market capitalization before the reverse stock split.


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

There can be no assurance that the reverse stock split will result in a per share price that will attract institutional investors and brokers. While the Board of Directors believes that a higher stock price may help generate investor interest, there can be no assurance that the reverse stock split will result in a per share price that will attract institutional investors and brokers.

A decline in the market price for our common stock after the reverse stock split may result in a greater percentage decline than would occur in the absence of a reverse stock split, and the liquidity of our common stock could be adversely affected following a reverse stock split. The market price of our common stock will also be based on our and other factors, some of which are unrelated to the number of shares outstanding. If the reverse stock split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split. In many cases, both the total market capitalization of a company and the market price of a share of such company's common stock following a reverse stock split are lower than they were before the reverse stock split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

Principal Effects Of The Reverse Stock Split

Corporate Matters

If approved and effected, the reverse stock split would have the following effects:

      o A to-be-determined number of Old Shares owned by a stockholder would be exchanged for one New Share;

      o The number of shares of our common stock issued and outstanding will be proportionately reduced;

      o proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants entitling the holders thereof to purchase shares of our common stock, which will result in approximately the same aggregate price being required to be paid for such options or warrants upon exercise of such options or warrants immediately preceding the reverse stock split; and

      o the number of shares reserved for issuance under our existing stock option plans and employee stock purchase plans will be reduced proportionately.

Fractional Shares

No scrip or fractional certificates will be issued in connection with the reverse stock split. Instead, any fractional share that results from the reverse stock split will be rounded up to the next whole share of our common stock. If approved and effected, the reverse stock split will result in some stockholders owning "odd lots" of less than 100 shares of our common stock. Brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in "round lots" of even multiples of 100 shares.


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

Authorized Shares

Upon the effectiveness of the reverse stock split, the number of authorized shares of common stock that are not issued or outstanding would increase due to the reduction in the number of shares of our common stock issued and outstanding. As of December 31, 2005, we had 100,000,000 shares of common stock and 10,000,000 shares of preferred stock authorized. As of December 31, 2005, there were issued and outstanding, 29,684,446 shares of common stock, and no shares of preferred stock issued and outstanding. Authorized but unissued shares will be available for issuance, and we may issue such shares in financings or otherwise. If we issue additional shares, the ownership interest of holders of our common stock may also be diluted. Also, the issued shares may have rights, preferences or privileges senior to those of our common stock.

Accounting Matters

The reverse stock split will not affect the par value of our common stock. As a result, as of the effective time of the reverse stock split, the stated capital on our balance sheet attributable to our common stock will be reduced proportionately, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our common stock will be restated because there will be fewer shares of our common stock outstanding.

Procedure For Effecting Reverse Stock Split And Exchange Of Stock Certificates

If the stockholders approve the proposal to authorize the Board of Directors to implement the reverse stock split and the Board of Directors decides to implement the reverse stock split on or prior to September 30, 2006, we will file the Amended Articles with the Secretary of State of the State of Nevada to amend our existing Articles of Incorporation. The reverse stock split will become effective at the time specified in the Amended Articles, which is referred to below as the "effective time." Beginning at the effective time, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares. The text of the Amended Articles to effect the reverse stock split, if implemented by the Board of Directors, would be in substantially the form attached hereto as APPENDIX A. The text of the form of Amended Articles attached to this proxy statement includes certain revisions to our current articles of incorporation which are described in Proposal 2. In addition, the text of the form of Amended Articles attached to this proxy statement is subject to modification to include such changes as may be required by the Office of the Secretary of State of the State of Nevada and as the Board of Directors deems necessary and advisable to effect the reverse stock split, including the insertion of the effective time determined by the Board of Directors.

As soon as practicable after the effective time, stockholders will be notified that the reverse stock split has been effected. We expect that our transfer agent, Transfer Online, will act as exchange agent for purposes of implementing the exchange of stock certificates. Stockholders may, but are not required to, exchange their certificates evidencing the Old Shares for certificates evidencing the New Shares. Current stock certificates shall remain valid but are deemed to represent New Shares at the appropriate reverse split proportion. In the event that Stockholders wish to submit their certificates to Transfer Online for exchange, they will be responsible for any transfer fees (currently estimated at $25.00 per certificate). Any Old Shares submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for New Shares, subject to normal transfer agent fees. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNLESS REQUESTED TO DO SO.


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

No Dissenters' Rights

Under the Nevada Revised Statutes, our stockholders are not entitled to dissenters' rights with respect to the reverse stock split, and the Company will not independently provide stockholders with any such right.

Federal Income Tax Consequences Of The Reverse Stock Split

The following is a summary of certain material federal income tax consequences of the reverse stock split, does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Old Shares were, and the New Shares will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder's own tax advisor with respect to the tax consequences of the reverse stock split.

No gain or loss should be recognized by a stockholder upon such stockholder's exchange of Old Shares for New Shares pursuant to the reverse stock split. The aggregate tax basis of the New Shares received in the reverse stock split (including any fraction of a New Share deemed to have been received) will be the same as the stockholder's aggregate tax basis in the Old Shares exchanged therefor. The stockholder's holding period for the New Shares will include the period during which the stockholder held the Old Shares surrendered in the reverse stock split.

Our view regarding the tax consequences of the reverse stock split is not binding on the Internal Revenue Service or the courts. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REVERSE STOCK SPLIT.

Vote Required for the Amendment of the Articles Proposal

Approval of the Reverse Split will require the affirmative vote of a majority of the shares of our common stock present or represented and entitled to vote at the meeting. Votes that are cast against the proposal will be counted for purposes of determining (a) the presence or absence of a quorum and (b) the total number of negative votes cast with respect to the proposal. Abstentions and shares held by brokers that are present but not voted, because the brokers were prohibited from exercising discretionary authority ("broker non-votes"), will be counted as present for purposes of determining the presence or absence of a quorum.

Recommendation of the Board

The Board of Directors recommends a vote "FOR" the proposed authorization of our Board of Directors to effect a reverse split of the Company's Common Stock in an amount to be determined by the Board of Directors between 1-for-2 and 1-for-10.

                                  PROPOSAL FOUR
                           RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

The Board of Directors has appointed Squar, Milner, Reehl & Williamson LLP ("Squar Milner"), independent auditors, to audit our consolidated financial statements for the fiscal year ending June 30, 2006 and seeks ratification of such appointment. In the event of a negative vote on such ratification, the Board will reconsider its appointment. Squar Milner was our independent auditor for the prior fiscal year ending June 30, 2005.

Representatives of Squar Milner are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

The reports of Squar Milner on our financial statements for the fiscal years ended June 30, 2005 and 2004, and the related statements of operations, stockholder's equity and cash flows for the two years then ended did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except as relating to our ability to continue as a going concern.

Since the date of Squar Milner's engagement and during the two most recent fiscal years and any subsequent interim period, there were no disagreements with Squar Milner on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Squar Milner would have caused Squar Milner to make reference to the matter in their report.

There have been no disagreements between either Squar Milner and our management of the type required to be reported since the date of their engagement.

For the fiscal year ended June 30, 2005, our fees for professional services rendered by our Independent Auditors were as follows:

      (a) Audit Fees: Aggregate fees billed for professional services rendered for the audit of our fiscal year 2005, annual financial statements, and review of the financial statements in our reports on Form 10-QSB: $67,000.

      (b) Financial Information Systems Design and Implementation Fees: $630.

      (c) All Other Fees: The aggregate fees billed for all other professional services provided to us (other than the services described above under "Audit Fees") for the fiscal year ended June 30, 2005 were $31,328 (primarily for tax).

The Board has considered and determined that the services rendered by the independent certified public accountants with respect to the foregoing fees are compatible with maintaining their independence.

Recommendation of the Board

The Board of Directors recommends a vote "FOR" the appointment of Squar, Milner, Reehl & Williamson LLP as the Company's independent auditors for the fiscal year ending June 30, 2006.

                                OTHER INFORMATION

Directors and Executive Officers

Our directors and executive officers are set forth below, along with their biographies. See "ELECTION OF DIRECTORS" for the biographies of our directors.

Name                                Positions
----                                ---------
S. Paul Sandhu                      Chief Executive Officer, and Director
Eric Clemons                        President and Director
Gerald A. DeCiccio                  Chief Financial Officer and Director

Compensation of Board of Directors

Our current directors do not receive compensation for their services as our directors.

Board Meetings and Committees

Our Board of Directors held no meetings during the year ended June 30, 2005. All actions were taken by unanimous written consent. The Board does not meet on any pre-determined schedule but meets on an as needed basis.

On May 13, 2004, due to the departure of our independent outside directors, the Board dissolved the Audit Committee and the Compensation & Nominating Committee. As we are not listed on a national exchange, we are not required to maintain either an Audit or a Compensation & Nominating Committee. However, it is currently anticipated that following the recruitment of additional independent directors, we will reinstate both committees.

Following the dissolution of the Compensation & Nominating Committee, selection of Director nominees is determined by the full Board of Directors. At the time of this proxy statement, the Board has not established formal guidelines for the nomination of director candidates. Presently, the Board has also not established a policy with regard to the consideration of director candidates recommended by security holders. Following the establishment of a Nominating Committee as contemplated above, the Board intends to re-examine the creation of a shareholder nomination policy.

                  [Remainder of Page Intentionally Left Blank]

                      FULL REPORT OF THE BOARD OF DIRECTORS
                        IN LIEU OF AUDIT COMMITTEE REPORT

We have reviewed and discussed GTC Telecom Corp.'s audited consolidated financial statements as of and for the fiscal year ended June 30, 2005 with the Company's management and Squar, Milner, Reehl & Williamson LLP ("Squar Milner"), the Company's independent certified public accountants.

We have received and reviewed the written disclosures and the letter from Squar Milner required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with Squar Milner their objectivity and independence.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standard No. 61, Communications with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

Based on the reviews and discussions referred to above, we recommend to management that the audited consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-KSB/A for the fiscal year ended June 30, 2005 to be filed with the Securities and Exchange Commission.

By /s/ S. Paul Sandhu
-------------------------
   S. Paul Sandhu

By /s/ Eric A. Clemons
-------------------------
   Eric A. Clemons

By /s/ Gerald A. DeCiccio
-------------------------
   Gerald A. DeCiccio

The Summary Compensation Table below shows certain compensation information for services rendered in all capacities for the fiscal years ended June 30, 2005, 2004, and 2003. Other than as set forth herein, no executive officer's salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.

                           SUMMARY COMPENSATION TABLE

                                  Annual Compensation                                  Long Term
                                  -------------------                                 Compensation
                                                                              Awards                 Payouts
                                                                              ------------------------------

                                                    Other            Restricted    Securities              All
Name and                                            Annual           Stock         Underlying   LTIP       Other
Principal                     Salary     Bonus      Compensation     Awards        Options      Payouts    Compensation
Position             Year     ($)        ($)        ($)              ($)           SARs (#)     ($)        ($)
-------------------- -------- ---------- ---------- ---------------- ------------- ------------ ---------- ----------------
Paul Sandhu          2005     169,400    -0-        -0-              -0-           925,000      -0-        -0-
(CEO)                (6/30)

                     2004     184,800    -0-        5,000(1)         -0-           -0-          -0-        7,108(2)
                     (6/30)

                     2003     184,800    -0-        40,000(1)        -0-           -0-          -0-        -0-
                     (6/30)
-------------------- -------- ---------- ---------- ---------------- ------------- ------------ ---------- ----------------
Eric Clemons         2005     160,233    -0-        -0-              -0-           600,000      -0-        -0-
(President)          (6/30)

                     2004     167,200    -0-        -0-              -0-           -0-          -0-        -0-
                     (6/30)

                     2003     160,233    -0-        -0-              -0-           -0-          -0-        -0-
                     (6/30)
-------------------- -------- ---------- ---------- ---------------- ------------- ------------ ---------- ----------------
Gerald DeCiccio      2005     145,200    -0-        -0-              -0-           400,000      -0-        -0-
(CFO)                (6/30)

                     2004     158,400    -0-        -0-              -0-           -0-          -0-        -0-
                     (6/30)

                     2003     158,400    -0-        -0-              -0-           -0-          -0-        6,092(2)
                     (6/30)
-------------------- -------- ---------- ---------- ---------------- ------------- ------------ ---------- ----------------

(1) Amounts paid on deferred salary from prior years
(2) Amounts paid for vacation

Stock Options Granted To Executive Officers By The Company

The following table summarizes stock option grants during the fiscal year ended June 30, 2005, to each of the executive officers identified in the Summary Compensation Table above. These stock options relate to the options to purchase the common stock of GTC Telecom Corp.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               (Individual Grants)

                       Number of
                       Securities
                       Underlying        Percent of Total Options/SAR's     Exercise of
Name                 Options/SAR's       Granted to Employees In Fiscal     Base Price     Expiration
                      Granted (#)                     Year                    ($/Sh)          Date
------------------ ------------------- ----------------------------------- -------------- -------------
Paul Sandhu             925,000                       40%                      $0.11       12/21/2014

------------------ ------------------- ----------------------------------- -------------- -------------
Eric Clemons            600,000                       26%                      $0.10       12/21/2014

------------------ ------------------- ----------------------------------- -------------- -------------
Gerald DeCiccio         400,000                       17%                      $0.10       12/21/2014

------------------ ------------------- ----------------------------------- -------------- -------------

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

The following table summarizes exercises of stock options during the fiscal year ended June 30, 2005 by each of the executive officers and the fiscal year-end value of unexercised options for such executive officers.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                           Number of Unexercised     Value of Unexercised In
                        Shares Acquired                    Securities Underlying      The-Money Option/SARs
                              On              Value      Options/SARs At FY-End (#)       At FY-End ($)
Name                     Exercise (#)     Realized ($)   Exercisable/Unexercisable   Exercisable/Unexercisable
---------------------- ------------------ -------------- --------------------------- -------------------------
Paul Sandhu                    0               n/a           693,000 / 837,000            9,250 / 37,000
Eric Clemons                   0               n/a           572,000 / 573,000            7,200 / 28,800
Gerald DeCiccio                0               n/a           391,000 / 394,000            4,800 / 19,200

Equity Compensation Plans

The following table summarizes equity compensation plans at June 30, 2005.

                  EQUITY COMPENSATION PLANS AS OF JUNE 30, 2005

                             (a)                      (b)                   (c)
---------------------------- ------------------------ --------------------- -----------------------------------
                             Number of Securities     Weighted-average      Number of Securities Remaining
                             to be Issued upon        Exercise Price of     Available for Future Issuance
                             Exercise of              Outstanding           Under Equity Compensation Plans
                             outstanding Options,     Options, Warrants     (excluding Securities reflected
Plan category                Warrants and Rights      and Rights            in Column (a))
                              (#)                     ($)                   (#)
---------------------------- ------------------------ --------------------- -----------------------------------
Equity compensation plans           4,171,200(1)             $0.27                     1,552,000(2)
approved by security
holders
---------------------------- ------------------------ --------------------- -----------------------------------
Equity compensation plans          13,100,585                $0.21                             0
not approved by security
holders
---------------------------- ------------------------ --------------------- -----------------------------------
Total                              17,271,785                $0.23                     1,552,000

(1) consists of 723,200 options issued under the 1999 Stock Option Plan and 3,448,000 options issued under the 2001 Stock Incentive Plan

(2) does not include any ungranted options under the 1999 Omnibus Stock Option Plan as this plan was terminated.

1999 Stock Option Plan

On September 20, 1999, our Board of Directors approved the GTC Telecom Corp. Omnibus Stock Option Plan (the "1999 Plan"), effective October 1, 1999. The 1999 Plan was approved and ratified by the shareholders on December 13, 1999, at our 1999 annual shareholder's meeting. Under the terms of the 1999 Plan, the Board has the sole authority to determine which of the eligible persons shall receive options, the number of shares which may be issued upon exercise of an option, and other terms and conditions of the options granted under the 1999 Plan to the extent they don't conflict with the terms of the 1999 Plan.

Upon implementation of our 2001 Stock Incentive Plan (as described below), we closed the 1999 Plan. As of the date of this report, a total of 661,400 options, previously issued to employees, exercisable at a weighted average of $0.92 per share remain outstanding.

2001 Stock Incentive Plan

On October 17, 2001, our Board approved the GTC Telecom Corp. 2001 Stock Incentive Plan (the "SIP Plan"), effective January 1, 2002. The SIP Plan was approved and ratified by the shareholders on December 13, 2001 at our 2001 annual shareholder's meeting. The SIP Plan provides for the grant of various types of equity-based incentives including stock options, stock appreciation rights ("SARs"), restricted stock, and cash and stock bonuses, on a current or deferred basis, collectively "Awards." We may settle Awards in cash or shares of our Common Stock ("Shares").

The maximum number of Shares that may be issued under the SIP Plan is 5,000,000 shares of our Common Stock. The Internal Revenue Code requires a fixed limit on the number of Shares that may be covered by options and SARs granted to any one individual in any one calendar year and a fixed limit on the number of Shares that may be covered by all Awards granted to any one individual in any one calendar year. These limits are each 1,000,000 shares.

The SIP Plan may be administered by the Board or by a committee appointed by the Board. Currently the SIP Plan is administered by the full Board of Directors. Subject to the express terms of the SIP Plan, the SIP Plan administrator will have broad power to administer, construe, and interpret the SIP Plan.

Awards may be issued for services rendered or to be rendered. Shares also may be issued for any lawful consideration, including cash, other securities or rights. The administrator may authorize loans from us to participants (except to our executive officers) in the amount necessary for participants to pay the withholding taxes due in connection with the exercise or vesting of Awards. All of our directors, officers, consultants, and employees and our subsidiaries are eligible for Award grants. Only persons actually selected by the administrator will be granted Awards.

On December 21, 2004, our Board granted, pursuant to the SIP Plan, Incentive Stock Options (as defined by the SIP Plan), to purchase an aggregate of 1,375,000 shares of our common stock at an exercise price of $0.10 per share (the fair market value of our common stock on the day of grant), to certain of our employees. In addition, on December 21, 2004, our Board granted to our CEO, pursuant to the SIP Plan, options to purchase 925,000 shares of our common stock at an exercise price equal to 110% of the fair market value on the date of grant ($0.11 per share). The options vest equally over a period of five years from the date of grant and are exercisable through December 2013.

Non-Plan Issuances

On April 12, 2004, we entered into an agreement with an outside consultant for investor relations services. Pursuant to the agreement, we agreed, in addition to certain cash consideration, to issue to the investor relations company, warrants to purchase up to 500,000 shares of our common stock. The warrants have an exercise price of $0.13 per share. The warrants are valued at approximately $65,000 (based on the Black Scholes pricing model) which we recorded to consulting expense in April 2004. The warrants vest immediately and are exercisable for a period of three years from the date of issuance.

Employment Agreements

On December 1, 1998, we entered into an Employment Agreement with Paul Sandhu, our Chief Executive Officer. The Agreement was approved by our Board of Directors. On September 6, 2001, the Compensation Committee of the Board agreed to revise the Agreement increasing Mr. Sandhu's salary to $184,800. The Agreement continues for an indefinite term but may be canceled at any time by either us or Mr. Sandhu. However, if we terminate the Agreement without cause, as defined in the Agreement, we shall be obligated to pay Mr. Sandhu 25% of his then annual salary as severance.

On December 1, 1998, we entered into an Employment Agreement with Eric Clemons, our President. The Agreement was approved by our Board of Directors. On September 6, 2001, the Compensation Committee of the Board agreed to revise the Agreement increasing Mr. Clemon's salary to $167,200. The Agreement continues for an indefinite term but may be canceled at any time by either us or Mr. Clemons. However, if we terminate the Agreement without cause, as defined in the Agreement, we shall be obligated to pay Mr. Clemons 25% of his then annual salary as severance.

On December 1, 1998, we entered into an Employment Agreement with Gerald DeCiccio, our Chief Financial Officer. The Agreement was approved by our Board of Directors. On September 6, 2001, the Compensation Committee of the Board agreed to revise the Agreement increasing Mr. DeCiccio's salary to $158,400. The Agreement continues for an indefinite term but may be canceled at any time by either us or Mr. DeCiccio. However, if we terminate the Agreement without cause, as defined in the Agreement, we shall be obligated to pay Mr. DeCiccio 25% of his annual salary as severance.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In February 2004, our Chief Financial Officer exercised options (previously granted pursuant to his director compensation agreement) to purchase a total of 2,500 shares of our common stock for $25.

As of June 30, 2005, we have net advances to Eric Clemons, our President, of $60,306. The advances accrue interest at 10% (no interest income has been recorded as of June 30, 2005) and are due on demand. We have classified the note receivable as an increase to stockholders' deficit in the accompanying consolidated balance sheet at June 30, 2005. There have been no additional advances since June 2001.

In February, 2003, Perfexa-U.S. entered into a Master Services Agreement with us whereby Perfexa-U.S. agreed to provide call center outsourcing and Information Technology systems development for us. Pursuant to the terms of the Agreement, we have agreed to reimburse Perfexa-U.S. for such services on a cost plus 5% basis. Work on this agreement commenced May 1, 2003 upon completion of the Perfexa call center.

Since inception, Perfexa-U.S., and their Indian subsidiary Perfexa-India, has relied upon us for funding and for administrative services required in the development of their business plan. Perfexa is obligated to reimburse us for such advances and their share of such expenses. As of June 30, 2005, we have advanced Perfexa-U.S. $5,259,851 in cash and equipment, of which $661,504 was for the purchase of equipment and $4,598,347 for operating expenses. In addition, we have allocated $2,080,503 of shared administrative expenses to Perfexa-U.S. Cash and equipment advances accrue interest of 10% per annum and are due upon demand. Shared administrative expenses accrue no interest and are also due upon demand. See Part II, Item 6 Management's Discussion and Analysis, Financing further details.

Pursuant to a Master Services Agreement between Perfexa-US and us, Perfexa provides call center and IT development services to us on a cost plus 5% basis. As of June 30, 2005, Perfexa-U.S. has billed us $2,733,004 for such services.

As of June 30, 2005, Perfexa-U.S. owes GTC $4,445,450 net of $161,900 repaid by Perfexa-U.S. from funds raised and $2,733,004 in amounts billed for services rendered.

See above for transactions relating to issuances of options to Officers and Directors from our stock option plans.

Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth, as of January 31, 2006, certain information with respect to the equity securities owned of record or beneficially by:

            o     each of our Officers and Directors;

            o each person who owns beneficially more than 5% of each class of our equity securities; and

            o     all Directors and Executive Officers as a group.

                                                                                 Common Stock     Percent of(1)
   Title of Class          Name and Address of Beneficial Owner                  Outstanding       Outstanding
-------------------------- -------------------------------------------------- ----------------- ----------------
Common Stock               Paul Sandhu(2)
                           3151 Airway Avenue, Suite P-3
                           Costa Mesa, CA 92626.                                 3,787,715           12.41%

Common Stock               Eric Clemons(3)
                           3151 Airway Avenue, Suite P-3                           882,522            2.90%
                           Costa Mesa, CA 92626.

Common Stock               Gerald A. DeCiccio(4)
                           3151 Airway Avenue, Suite P-3                           413,500            1.37%
                           Costa Mesa, CA 92626.

Common Stock               Reet Trust(5)
                           21520 Yorba Linda, Suite 6227                         2,000,000            6.70%
                           Yorba Linda, CA 92887

Common Stock               Rapaport Family Trust
                           584 Via Almar                                         3,595,000           12.05%
                           Palos Verde Peninsula, CA 90275

Common Stock               All Directors and Officers as a Group                 5,083,737          16.141%
                           (3 Persons in total)(2)(,)(3)(,)(4)

--------------------------
(1) Percentage of outstanding shares is based on 29,834,446 shares of common stock outstanding as of the date of this information statement plus shares underlying options exercisable within 60 days for that particular holder.

(2) Includes 693,000 options to acquire shares of our common stock in accordance with Mr. Sandhu's director compensation agreement and our employee benefit plan. Does not include an aggregate of 837,000 unvested options to acquire shares of our common stock granted in accordance with our employee benefit plan.

(3) Includes 572,000 options to acquire shares of our common stock in accordance with Mr. Clemons' director compensation agreement and our employee benefit plan. Does not include an aggregate of 573,000 unvested options to acquire shares of our common stock in accordance with our employee benefit plan.

(4) Includes an aggregate of 391,000 options to acquire shares of our common stock in accordance with Mr. DeCiccio's employment and director compensation agreements and our employee benefit plan. Does not include an aggregate of 394,000 unvested options to acquire shares of our common stock in accordance with our employee benefit plan.

(5) The trustee of the Reet Trust is Teg Sandhu, father of S. Paul Sandhu. However, S. Paul Sandhu disclaims any beneficial ownership to the shares held by the Reet Trust.

We believe that the beneficial owners of securities listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the

Commission and generally includes voting or investment power with respect to securities. Shares of stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities. Officers, directors and greater than ten percent Stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To the our knowledge, based solely on the review of copies of such reports furnished to us and representations that no other reports were required and to the best of our knowledge, during the year ended June 30, 2005, except for the failure of the Rapaport Family Trust to file a Form 3 and subsequent Form 4s, all Section 16(a) filing requirements applicable to the our officers, directors and other greater than ten percent stockholders were complied with.

                              STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be included in our proxy statement for the 2007 Annual Meeting of Stockholders must be received by GTC Telecom Corp., Attn:
Secretary, at 3151 Airway Ave., Suite P-3, Costa Mesa, CA 92626 no later than November 30, 2006. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer. We anticipate that our next annual meeting will be held in January 2007.

We have not been notified by any stockholder of his intent to present a stockholder proposal from the floor at the 2006 Annual Meeting. Accordingly, no stockholder motions from the floor will be considered at the meeting. The enclosed proxy card grants the proxy holders discretionary authority to vote on any matter properly brought before the 2006 Annual Meeting.

                              AVAILABLE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934. In accordance with that act, we file reports, proxy statements and other information with the Securities and Exchange Commission. These materials can be inspected and copied at the Public Reference Room maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. Copies of these materials can also be obtained from the Securities and Exchange Commission at prescribed rates by writing to the Public Reference Section of the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Our common stock trades on the OTC Bulletin Board under the symbol "GTCC."

                                  OTHER MATTERS

We have enclosed with this Proxy Statement a copy of our Annual Report on Form 10-KSB/A to Stockholders for the year ended June 30, 2005. The annual report is not incorporated by reference into this proxy statement and is not deemed to be a part of this proxy solicitation material.

Management knows of no other matters to come before the meeting. If, however, any other matter properly comes before the meeting, the persons named in the enclosed Proxy form will vote in accordance with their judgment upon such matter. Stockholders who do not expect to attend in person are urged to promptly execute and return the enclosed Proxy.

                                              By order of the Board of Directors

                                              /s/ Eric A. Clemons
                                              -------------------
                                              Eric A. Clemons
                                              Secretary
Costa Mesa, California
February 14, 2006

                                      PROXY
                                GTC TELECOM CORP.
            3151 Airway Ave., Suite P-3, Costa Mesa, California 92626
            Proxy for Annual Meeting of Stockholders - March 22, 2006

          (THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

The undersigned hereby appoint S. PAUL SANDHU and ERIC CLEMONS, and each of them, as proxy or proxies for the undersigned, with full power of substitution, who may act by unanimous vote of said proxies or their substitutes as shall be present at the meeting, or, if only one be present, then the one shall have all the powers hereunder, to represent and to vote, as designated herein (If no direction is made, this Proxy will be voted FOR Proposals 1, 2, 3, and 4), all of the shares of GTC Telecom Corp. (the "Company") standing in the name of the undersigned, at the Annual Meeting of Stockholders of the Company to be held at the Costa Mesa Hilton, 3050 Bristol Street, Costa Mesa, California 92626 on March 22, 2006, at 9:30 a.m. PST, and any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark your votes as indicated in this proxy

ITEM 1 - ELECTION OF DIRECTORS

      NOMINEES:

      The Board of Directors recommends a vote FOR the following Nominees:

      S. PAUL SANDHU                [ ]   For All Nominees
      ERIC A. CLEMONS               [ ]   Withhold All Nominees
      GERALD A. DECICCIO            [ ]   Withhold Authority to Vote For
                                          Any Individual Nominee.  Write Name(s)
                                          of Nominee(s) Below.

      WITHHELD AUTHORITY FOR: (Write that nominee's name in the space provided below)._________________________________________

                                                     FOR     AGAINST    ABSTAIN
                                                     ---     -------    -------
ITEM 2 - TO AMEND THE ARTICLES OF
INCORPORATION OF GTC TELECOM CORP. TO
CHANGE THE NAME OF THE CORPORATION TO
GTC WIRELESS, INC.                                   [ ]       [ ]        [ ]

                                                     FOR     AGAINST    ABSTAIN
                                                     ---     -------    -------

ITEM 3 - TO AUTHORIZE THE BOARD OF DIRECTORS
TO AMEND THE ARTICLES OF INCORPORATION
OF GTC TELECOM CORP. TO EFFECTUATE A
REVERSE SPLIT OF THE COMPANY'S COMMON
STOCK IN AN AMOUNT AS DETERMINED BY THE
BOARD OF DIRECTORS BETWEEN 1-FOR-2 AND
1-FOR-10                                             [ ]       [ ]        [ ]

                                                     FOR     AGAINST    ABSTAIN
                                                     ---     -------    -------

ITEM 4 - TO RATIFY THE SELECTION OF SQUAR,
MILNER, REEHL & WILLIAMSON LLP AS THE
COMPANY'S INDEPENDENT ACCOUNTANTS                    [ ]       [ ]        [ ]

      Signature(s) ________________________________________ Date _____________

                   ________________________________________
                                (Print Name)

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                                      APPENDIX A
                            CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                       OF
                                GTC TELECOM CORP.

          (Pursuant to NRS 78.385 and 78.390 - after issuance of stock)

      The undersigned being the President and Secretary of GTC Telecom Corp., a Nevada Corporation, hereby certifies that pursuant to Unanimous Written Consent of the Board of Directors of said Corporation on January 27, 2006 and approved by the shareholders at the annual meeting held on March 22, 2006, it was voted that this Certificate of Amendment of Articles of Incorporation changing the name of the Corporation and authorizing a reverse stock split of the Corporation's stock at a ratio of [1-for-insert number], be filed. The effective date for this reverse stock split will be [__________], 2006.

      The undersigned further certifies that ARTICLES I and IV of the Articles of Incorporation, originally filed on May 17, 1994, and as amended, are amended to read as follows:

                                    ARTICLE I

      The name of the corporation is GTC Wireless, Inc.

                                   ARTICLE IV

      The capital stock of the Corporation shall consist of 100,000,000 shares of Common Stock, $0.001 par value and 10,000,000 shares of preferred stock, $0.001 par value.

      Effective on [_________], 2006, each [insert number] outstanding shares of the company's common stock will be combined, automatically and without further action, into one (1) share of common stock, with any fractional shares resulting from such combination being rounded up to the nearest whole share.

      The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the "Board of Directors") is expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares (a "Preferred Stock Designation") and as may be permitted by the General Corporation Law of the State of Nevada. The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series."

      The undersigned hereby certifies that he has on this [__]th day of [________], 2006 executed this Certificate amending the Articles of Incorporation heretofore filed with the Secretary of State of Nevada.


------------------------------                    ------------------------------
S. Paul Sandhu                                    Eric A. Clemons
Chief Executive Officer                           Secretary


                                      A-2